Acquisitions	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Acquisitions
Note 3—Acquisitions
EquiPower Acquisition. On April 1, 2015 (the “EquiPower Closing Date”), pursuant to the terms of a stock purchase agreement dated August 21, 2014, as amended, our wholly owned subsidiary, Dynegy Resource II, LLC purchased 100 percent of the equity interests in EquiPower Resources Corp. (“ERC”) from certain affiliates of ECP (collectively, the “ERC Sellers”) thereby acquiring (i) five combined-cycle natural gas-fired facilities in Connecticut, Massachusetts, and Pennsylvania, (ii) a partial interest in one natural gas-fired peaking facility in Illinois, (iii) two gas- and oil-fired peaking facilities in Ohio, and (iv) one coal-fired facility in Illinois (the “ERC Acquisition”).
On the EquiPower Closing Date, in a related transaction, pursuant to a stock purchase agreement and plan of merger dated August 21, 2014, as amended, our wholly owned subsidiary Dynegy Resource III, LLC purchased 100 percent of the equity interests in Brayton Point Holdings, LLC (“Brayton”) from certain affiliates of ECP (collectively, the “Brayton Sellers” and together with the ERC Sellers, the “ECP Sellers”), thereby acquiring a coal-fired facility in Massachusetts (the “Brayton Acquisition”).
The ERC Acquisition and the Brayton Acquisition (collectively, the “EquiPower Acquisition”) added approximately 6,300 MW of generation in Connecticut, Illinois, Massachusetts, Ohio, and Pennsylvania for an aggregate base purchase price of approximately $3.35 billion in cash plus approximately $105 million in common stock of Dynegy, subject to certain adjustments. In aggregate, the resulting operations from the two coal-fired, six natural gas-fired, and two gas- and oil-fired facilities acquired from the ECP Sellers are reported within our PJM and NY/NE segments.
Duke Midwest Acquisition. On April 2, 2015, pursuant to the terms of the purchase and sale agreement dated August 21, 2014, as amended, our wholly owned subsidiary Dynegy Resource I, LLC purchased 100 percent of the membership interests in Duke Energy Commercial Asset Management, LLC and Duke Energy Retail Sales, LLC, from two affiliates of Duke Energy Corporation (collectively, “Duke Energy”), thereby acquiring approximately 6,200 MW of generation in (i) three combined-cycle natural gas-fired facilities located in Ohio and Pennsylvania, (ii) two natural gas-fired peaking facilities located in Ohio and Illinois, (iii) one oil-fired peaking facility located in Ohio, (iv) partial interests in five coal-fired facilities located in Ohio, and (v) one retail energy business for a base purchase price of $2.8 billion in cash (the “Duke Midwest Acquisition”), subject to certain adjustments. We operate two of the five coal-fired facilities, the Miami Fort and Zimmer facilities, with other owners operating the three remaining facilities. The operations from the retail energy business, the five coal-fired, the one oil-fired, and the five natural gas-fired facilities acquired from Duke Energy are reported within our PJM segment.
Business Combination Accounting
The EquiPower Acquisition and the Duke Midwest Acquisition (collectively, the “Acquisitions”) have been accounted for in accordance with ASC 805, with identifiable assets acquired and liabilities assumed recorded at their estimated fair values on the acquisition dates, April 1, 2015 and April 2, 2015, respectively. The valuation of these assets and liabilities is classified as Level 3 within the fair value hierarchy.
To fair value working capital, we used available market information. AROs were recorded in accordance with ASC 410, Asset Retirement and Environmental Obligations. To fair value the acquired PP&E, we used a discounted cash flow (“DCF”) analysis based upon a debt-free, free cash flow model.  The DCF model was created for each power generation facility based on its remaining useful life, and included gross margin forecasts for each facility using forward commodity market prices obtained from third party quotations for the years 2015 and 2016.  For the years 2017 through 2024, we used gross margin forecasts based upon commodity and capacity price curves developed internally using forward New York Mercantile Exchange natural gas prices and supply and demand factors.  For periods beyond 2024, we assumed a 2.5 percent growth rate.  We also used management’s forecasts of operations and maintenance expense, general and administrative expense, and capital expenditures for the years 2015 through 2019 and assumed a 2.5 percent growth rate, based upon management’s view of future conditions, thereafter. The resulting cash flows were then discounted using plant specific discount rates of approximately 8 percent to 10 percent for gas-fired generation facilities and approximately 9 percent to 13 percent for coal-fired generation facilities, based upon the asset’s age, efficiency, region, and years until retirement. Contracts with terms that are not at current market prices were also valued using a DCF analysis.  The cash flows generated by the contracts were compared with their cash flows based on current market prices with the resulting difference recorded as either an intangible asset or liability. The 3,460,053 shares of common stock of Dynegy, issued as part of the consideration for the EquiPower Acquisition, were valued at approximately $105 million based on the closing price of Dynegy’s common stock on the EquiPower Closing Date.
As of June 30, 2016, we completed our valuation of the assets acquired and liabilities assumed in connection with the Acquisitions. The following table summarizes the consideration paid and the fair value amounts recognized for the assets acquired and liabilities assumed related to the EquiPower Acquisition and the Duke Midwest Acquisition, as of the respective acquisition dates, April 1, 2015 and April 2, 2015:

(amounts in millions)	EquiPower Acquisition	Duke Midwest Acquisition	Total
Cash	$3,350	$2,800	$6,150
Equity instruments (3,460,053 common shares of Dynegy)	105	—	105
Net working capital adjustment	206	(9)	197
Fair value of total consideration transferred	$3,661	$2,791	$6,452

Cash	$267	$—	$267
Accounts receivable	49	126	175
Inventory	167	105	272
Assets from risk management activities (including current portion of $4 million and $30 million, respectively)	4	33	37
Prepayments and other current assets	32	69	101
Property, plant and equipment	2,773	2,734	5,507
Investment in unconsolidated affiliate	200	—	200
Intangible assets (including current portion of $67 million and $36 million, respectively)	111	84	195
Other long-term assets	28	35	63
Total assets acquired	3,631	3,186	6,817

Accounts payable	27	96	123
Accrued liabilities and other current liabilities	21	10	31
Debt, current portion	39	—	39
Liabilities from risk management activities (including current portion of $41 million and zero, respectively)	57	107	164
Asset retirement obligations	43	49	92
Intangible liabilities (including current portion of $24 million and $58 million, respectively)	73	93	166
Deferred income taxes, net	509	—	509
Other long-term liabilities	—	40	40
Total liabilities assumed	769	395	1,164
Identifiable net assets acquired	2,862	2,791	5,653
Goodwill	799	—	799
Net assets acquired	$3,661	$2,791	$6,452

As a result of recording the stepped up fair market basis for GAAP purposes, but receiving primarily carryover basis for tax purposes in the EquiPower Acquisition, we initially recorded a net deferred tax liability of $537 million within our provisional valuation of the EquiPower Acquisition as of the acquisition date. As we had previously recorded a valuation allowance against our historical deferred tax assets, we released approximately $480 million of our valuation allowance as a result of these increased deferred tax liabilities during the second quarter of 2015. During the second half of 2015, we reduced the initially-recognized deferred tax liability by $31 million due to newly available information regarding the fair values of assets and liabilities acquired in the EquiPower Acquisition. This reduction to the deferred tax liability resulted primarily in a corresponding reduction to goodwill, as discussed below, and a $27 million reversal of the previously released valuation allowance discussed above. For the year ended December 31, 2015, we recorded a net deferred tax liability of $506 million and released approximately $453 million of our valuation allowance related to the EquiPower Acquisition.
Goodwill resulting from the EquiPower Acquisition reflects the excess of our purchase price over the fair value of the net assets acquired. We recorded initial goodwill of $837 million as of the acquisition date, and subsequently reduced the amount during the second half of 2015 by $40 million due to the newly available information discussed above. As of December 31, 2016 and 2015, we recognized goodwill of $799 million and $797 million, which was allocated to our segments as follows:

	Year Ended December 31,
(amounts in millions)	2016	2015
PJM	$272	$271
NY/NE	527	526
Total	$799	$797

None of the goodwill recognized is deductible for income tax purposes, and as such, no deferred taxes related to goodwill have been recorded. No goodwill was recognized as a result of the Duke Midwest Acquisition.
The following table summarizes acquisition costs incurred related to the Acquisitions, which are included in Acquisition and integration costs in our consolidated statements of operations, and revenues and operating income (loss) attributable to the Acquisitions, which are included in our consolidated statements of operations:

	Year Ended December 31,
(amounts in millions)	2016	2015	2014
Acquisition costs (1)	$—	$86	$19
Revenues	$2,280	$1,703	N/A
Operating income	$235	$230	N/A
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(1)
The year ended December 31, 2015, included $48 million of commitment fees associated with a temporary bridge facility, which were payable only upon the closing of the Acquisitions. No amounts were borrowed under the bridge facility, and the bridge facility was cancelled, as our permanent financing for the Acquisitions was executed.

Pro Forma Results. The unaudited pro forma financial results for the years ended December 31, 2015 and 2014 assume the EquiPower Acquisition and the Duke Midwest Acquisition occurred on January 1, 2014. The unaudited pro forma financial results may not be indicative of the results that would have occurred had the acquisitions been completed on January 1, 2014, nor are they indicative of future results of operations.

	Year Ended December 31,
(amounts in millions)	2015	2014
Revenues	$4,860	$5,574
Net income (loss)	$308	$(613)
Net income (loss) attributable to noncontrolling interest	$(3)	$6
Net income (loss) attributable to Dynegy Inc.	$311	$(619)